AMENDMENT NO. 12
                                     TO THE

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                            EFFECTIVE JANUARY 1, 2003

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")
                               Purchase, New York

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

As of October 6, 2008, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to include new investment funds and updated fund names. To effect these changes, the following provision of this Agreement is hereby amended:

|X| Schedule B-2, SUBACCOUNTS SUBJECT TO THE REINSURANCE AGREEMENT, Amendment #11, is hereby replaced by the attached Schedule B-2.







Jackson National Life Insurance Company     ACE Tempest Life Reinsurance Ltd.
of New York


By  ______Lisa C. Drake_______________      By  ____Huan Tseng_________________

Name ____Lisa C. Drake________________      Name __Huan Tseng__________________

Title  ___SVP and Chief Actuary_______      Title  _SVP & Chief Pricing Officer

Date ___________________________            Date _________________________

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

-------------------------------- ------------------------------------------------------------------------ -------------------------
FUND NAME                        COMMENT                                                                  PRODUCT AVAILABILITY
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM                          International  Growth  Fund Named  changed  from  JNL/Putnam             All
                                 International  Equity Fund effective 5/2/05 and from JNL/JPM
                                 International Equity Fund effective 12/3/2007
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM Large Cap                2/18/2004 merged with JNL/AIM Premier Equity II Fund                     All
Growth Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM Global Real              New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective         All
Estate Fund                      10/6/2008
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM Small Cap                                                                                         All
Growth Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital Guardian             Subadvisor changed from Janus on 2/18/04.  Name changed from JNL/FMR     All
Global Balanced Fund             Balanced Fund effective 4/30/2007 and from JNL/FI Balanced Fund effective 12/3/2007.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital Guardian Global      Formerly JNL/Janus Global Equities Fund.  Name changed from JNL/Select   All
Diversified Research Fund        Global Growth Fund effective 12/3/2007
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital Guardian             New 12/3/2007                                                            All
International Small Cap Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital Guardian             Formerly JNL/Janus Aggressive Growth Fund.  Name changed from            All
U.S. Growth Equity Fund          JNL/Select Large Cap Growth Fund effective 12/3/2007
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Credit Suisse Global         New 1/16/2007                                                            All
Natural Resources
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Credit Suisse Long/Short     New 1/16/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Eagle Core Equity Fund                                                                                All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Eagle Small Cap                                                                                       All
Equity Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton           New 1/16/2007                                                            All
Founding Strategy
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton           New 1/16/2007                                                            All
Global Growth
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton           New 5/1/2006                                                             All
Income Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton           New 1/16/2007                                                            All
Mutual Shares
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton Small     New 5/2/05                                                               All
Cap Value Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Goldman Sachs Core          Formerly JNL/Salomon Brothers Global Bond Fund. Name changed from        All
Plus Bond Fund                   JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from
                                 JNL/Western Strategic Bond Fund effective 1/16/2007 and from
                                 JNL/Western Asset Strategic Bond Fund effective 4/30/2007.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Mid Cap        New 5/2/05                                                               All
Value Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Emerging       New 10/6/2008                                                            All
Markets Debt Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Short          New 5/1/2006                                                             All
Duration Bond Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/JPMorgan International                                                                                All
Value Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/JPMorgan Mid Cap             Subadvisor changed from Janus on 2/18/04. Name changed from JNL/FMR      All
Growth Fund                      Capital Growth Fund effective 5/1/2006,from JNL/FMR Mid-Cap Equity
                                 Fund effective 4/30/2007 and from JNL/FI Mid-Cap Equity Fund effective
                                 12/3/2007.  Also, the JNL/Putnam Midcap Growth Fund merged with this fund effective 12/3/2007.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ JPMorgan U.S. Government    Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund    All
& Quality Bond Fund              effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality
                                 Bond Fund effective 4/30/2007.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Lazard Emerging              New 5/1/2006                                                             All
Markets Fund X
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Lazard Mid Cap               Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008      All
Equity Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Lazard Small Cap             Name changed from JNL/Lazard Small Cap Value Fund effective 3/31/2008    All
Equity Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/M&G Global Basics Fund       New 10/6/2008                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/M&G Global Leaders Fund      New 10/6/2008                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Mellon Capital              New 4/30/2007                                                            All
Management 10 x 10 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Mellon Capital              Subadvisor changed from Curian effective 2/18/04. Effective 5/1/2006,    All
Management 25 Fund               the JNY version was merged into the JNL version.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                             All
Bond Index Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Mellon Capital              Subadvisor changed from Curian effective 2/18/04                         All
Management Communications
Sector Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Mellon Capital              Subadvisor changed from Curian effective 2/18/04                         All
Management Consumer Brands
Sector Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Mellon Capital              Subadvisor changed from Curian effective 2/18/04.  Name changed from     All
Management Oil & Gas             JNL/Mellon Capital Management Energy Sector Fund on 5/2/05
Sector Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    Subadvisor was Curian between 12/15/03 and 2/18/04 and JPMorgan prior    All
Enhanced S&P 500 Stock           to 12/15/03
Index Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 10/6/2008                                                            All
European 30 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Mellon Capital              Subadvisor changed from Curian effective 2/18/04                         All
Management Financial
Sector Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                             All
International Index Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 4/30/2007                                                            All
Index 5 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Mellon Capital              Effective 10/4/04.  On 4/30/2007 the JNL/ Mellon Capital Management      All
Management JNL 5 Fund            Dowsm 10 Fund, the JNL/ Mellon Capital Management S&P(R) 10 Fund, and
                                 the JNL/ Mellon Capital Management Global 15 Fund were merged with this fund.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 5/1/2006                                                             All
JNL Optimized 5 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Mellon Capital              Subadvisor changed from Curian effective 2/18/04.  Name changed from     All
Management Healthcare            JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund on
Sector Fund                      5/2/05
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 4/30/2007.                                                           All
NYSE(R) International 25 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 10/6/2008                                                            All
Pacific Rim 30 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 4/30/2007.                                                           All
S&P (R) SMid 60 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital    All
S&P 400 Mid Cap Index Fund       Management prior to 12/15/03
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital    All
S&P 500 Index Fund               Management prior to 12/15/03
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Mellon Capital              Subadvisor changed from Curian effective 2/18/04.  Effective             All
Management Select                5/1/2006,  the JNY version was merged into the JNL  version.
Small-Cap Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital    All
Small Cap Index Fund             Management prior to 12/15/03
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Mellon Capital              Subadvisor changed from Curian effective 2/18/04                         All
Management Technology
Sector Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 1/17/2006                                                            All
Dow SM Dividend
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 5/1/2006                                                             All
S&P (R) 24 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Mellon Capital              New 10/4/2004                                                            All
Management VIP Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Mgmt          New 10/4/2004.  Name changed from JNL/Mellon Capital Management          All
Nasdaq(R) 25 Fund                Nasdaq(R) 15 Fund effective 12/3/2007.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Mgmt          Effective 10/4/2004.  Name changed from JNL/Mellon Capital Management    All
Value Line (R) 30 Fund           Value Line (R) 25 Fund effective 12/3/2007.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Oppenheimer Global                                                                                    All
Growth Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PAM Asia ex-Japan Fund       New 3/31/2008                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PAM China-India Fund         New 3/31/2008                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PIMCO Real Return            New 1/16/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PIMCO Total Return                                                                                    All
Bond Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Core             Name changed from JNL/Putnam Equity Fund effective 12/3/2007             All
Equity Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ PPM America High Yield      Effective 10/4/04. JNL/PPM America High Yield Bond Fund was merged       All
Bond Fund                        into this on 10/4/04. Name changed from JNL/Salomon Brothers High
                                 Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond
                                 Fund effective 1/16/2007, and from JNL/Western Asset High Yield Bond
                                 Fund effective 4/30/2007.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Mid-Cap          New 3/31/2008                                                            All
Value Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Small Cap        New 3/31/2008                                                            All
Value Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Value Equity     Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007       All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Red Rocks Listed Private     New 10/6/2008                                                            All
Equity Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Disciplined Moderate     New 1/16/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Disciplined              New 1/16/2007                                                            All
Moderate Growth
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Disciplined Growth       New 1/16/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P  Managed Growth Fund     Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. On 10/4/04        All
                                 merged with JNL/S&P Core Index 100 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed Aggressive       Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. On 10/4/04      All
Growth Fund                      merged with JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive
                                 Growth Fund I,  JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Core
                                 Index 50 Fund, and JNL/S&P Core Index 75 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed                  New  10/4/04                                                             All
Conservative Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed                  New  10/4/04                                                             All
Moderate Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed Moderate         Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I                All
Growth Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement Income        New 1/17/2006                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement 2015          New 1/17/2006                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement 2020          New 1/17/2006                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement 2025          New 1/17/2006                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Competitive              New 12/3/2007                                                            All
Advantage Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Dividend                 New 12/3/2007                                                            All
Income & Growth Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Intrinsic Value Fund     New 12/3/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Total Yield Fund         New 12/3/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P 4 Fund                   New 12/3/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Select Balanced Fund         Prior to 10/4/04 named JNL/PPM America Balanced Fund                     All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Select Money Market Fund     Prior to 10/4/04 named JNL/PPM America Money Market Fund                 All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Select Value Fund            Prior to 10/4/04 named PPM JNL/PPM America Value Fund                    All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/T. Rowe Price                JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05.       All
Established Growth Fund          JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/T. Rowe Price Mid-Cap
Growth Fund All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/T. Rowe Price Value
Fund All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------

-------------------------------- ------------------------------------------------------------------------ -------------------------
-----------------------------------------------------------------------------------------------------------------------------------

JNL GENERAL ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed Five Year Fixed                                                                                All but Focus
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed One Year Fixed                                                                                 All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed Seven Year Fixed                                                                               All but Focus
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed Three Year Fixed                                                                               All but Focus
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
S&P 500 Composite Stock          Only available prior to 10/4/04                                          Perspective II
Price Index - 9 Year Period
-------------------------------- ------------------------------------------------------------------------ -------------------------




     JNL NY ACE 2003 TREATY SCHEDULE B-2 AMENDMENT # 12